Eagle International Stock Fund
Summary Prospectus | 2.28.2013 As Supplemented 7.1.2013

Class A EISAX	Class C EISDX	Class I EISIX	Class R-3 EISRX	Class R-5 EISSX	Class R-6 EISVX

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus, Statement of Additional Information (“SAI”), Annual Report and other information about the fund online at http://www.eagleasset.com/prospectus.htm. You can also get this information at no cost by calling 800.421.4184 or by sending an email to EagleFundServices@eagleasset.com. The fund’s Prospectus and SAI, both dated February 28, 2013, as supplemented July 1, 2013, are incorporated by reference into this Summary Prospectus.

Investment objective | The Eagle International Stock Fund (“International Stock Fund” or the “fund”) seeks capital appreciation.

Fees and expenses of the fund | The tables that follow describe the fees and expenses that you may pay if you buy and hold shares of the International Stock Fund. You may qualify for sales discounts if you and your family invest, or agree to invest in the future, at least $25,000 in the Class A shares of the Eagle Family of Funds. More information about these and other discounts is available from your financial professional, on page 35 of the fund’s Prospectus and on page 25 of the fund’s Statement of Additional Information.

Shareholder fees (fees paid directly from your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Maximum Sales Charge Imposed on Purchases (as a % of offering price)	4.75%	None	None	None	None	None
Maximum Deferred Sales Charge (as a % of original purchase price or redemption proceeds, whichever is lower)	None (a)	1%	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment):
	Class A	Class C	Class I	Class R-3	Class R-5	Class R-6
Management Fees	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.50%	0.00%	0.00%
Other Expenses (b)	0.98%	1.16%	0.98%	1.16%	1.16%	1.16%
Total Annual Fund Operating Expenses (c)	2.08%	3.01%	1.83%	2.51%	2.01%	2.01%
Fee Waiver and/or Expense Reimbursement	(0.33)%	(0.46)%	(0.68)%	(0.76)%	(0.86)%	(0.96)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.75%	2.55%	1.15%	1.75%	1.15%	1.05%

(a) If you purchased $1,000,000 or more of Class A shares of an Eagle mutual fund that were not otherwise eligible for a sales charge waiver and sell the shares within 18 months from the date of purchase, you may pay up to a 1% contingent deferred sales charge at the time of sale.
(b) Other expenses are estimated.
(c) As the fund’s asset levels change, the fund’s fees and expenses may differ from those reflected in the preceding table. For example, as asset levels decline, expense ratios may increase. Eagle Asset Management, Inc. (“Eagle”) has contractually agreed to waive its investment advisory fee and/or reimburse certain expenses of the fund to the extent that: annual operating expenses of each class exceed a percentage of that class’ average daily net assets through February 28, 2014 as follows: Class A – 1.75%, Class C – 2.55%, Class I – 1.15%, Class R-3 - 1.75%, Class R-5 – 1.15%, and Class R-6 – 1.05%. This expense limitation excludes interest, taxes, brokerage commissions, costs relating to investments in other investment companies, dividends, and extraordinary expenses, and includes offset expense arrangements with the fund’s custodian. The fund’s Board of Trustees may agree to change fee limitations or reimbursements without the approval of fund shareholders. Any reimbursement of fund expenses or reduction in Eagle’s investment advisory fees is subject to reimbursement by the fund within the following two fiscal years, if overall expenses fall below the lesser of its then current expense cap or the expense cap in effect at the time of the fee reimbursement.

Expense example | This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	Year 1	Year 3
Class A	$644	$1,065
Class C	$358	$886
Class I	$117	$508
Class R-3	$178	$708
Class R-5	$117	$546
Class R-6	$107	$537

Portfolio turnover | The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the fund’s performance.  The fund has not been in existence for a full calendar year, and thus, does not yet have a portfolio turnover rate.

Principal investment strategies | The International Stock Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies economically tied to countries outside of the U.S. Equity securities include common and preferred stocks, warrants or rights exercisable into common or preferred stock, convertible preferred stock, American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”).  Issuers considered to be economically tied to countries outside of the U.S. include, without

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Eagle International Stock Fund
Summary Prospectus | 2.28.2013 As Supplemented 7.1.2013

limitation: (1) an issuer organized under the laws of or maintaining a principal office or principal place(s) of business outside of the U.S.; (2) an issuer of securities that are principally traded in one or more markets outside the U.S.; (3) an issuer that derives or is currently expected to derive 50% or more of its total sales, revenues, profits, earnings, growth, or another measure of economic activity from, the production or sale of goods or performance of services or making of investments or other economic activity in, outside of the U.S., or that maintains or is currently expected to maintain 50% or more of its employees, assets, investments, operations, or other business activity outside of the U.S.; (4) a governmental or quasi-governmental entity of a country outside of the U.S.; or (5) any other issuer that the subadviser believes may expose the fund’s assets to the economic fortunes and risks of a country or countries outside of the U.S. The fund’s benchmark is the MSCI-EAFE Index which measures large- and mid-cap equity performance across 22 of 24 developed countries, excluding the U.S. and Canada.

In selecting securities for the fund, the subadviser utilizes quantitative tools to implement a “bottom-up,” fundamentally based, investment process. The subadviser constructs a portfolio that seeks to maximize expected return, subject to constraints designed to meet long-run expected active risk goals.

The fund may invest in exchange traded funds (“ETFs”) in order to equitize cash positions, seek exposure to certain markets or market sectors and to hedge against certain market movements.

Principal risks | The greatest risk of investing in this fund is that you could lose money. The fund invests primarily in common stocks whose values increase and decrease in response to the activities of the companies that issued such stocks, general market conditions and/or economic conditions.  As a result, the fund’s net asset value (“NAV”) may also increase or decrease. Investments in this fund are subject to the following primary risks:

•Foreign security risk is the risk of instability in currency exchange rates, political unrest, economic conditions, custodial arrangements or foreign law changes; Foreign security risk may also apply to ADRs, GDRs and EDRs. The risks associated with investments in governmental or quasi-governmental entities of a foreign country are heightened by the potential for unexpected governmental change and inadequate government oversight;

•Growth stock risk is the risk of a lack of earnings increase or lack of dividend yield;

•Liquidity risk is the possibility that, during times of widespread market turbulence, trading activity in certain securities may be significantly hampered, which may reduce the returns of the fund because it may be unable to sell the securities at an advantageous price or time;

•Market timing risk arises because certain types of securities in which the fund invests, including foreign securities, could cause the fund to be at greater risk of market timing activities by fund shareholders;

•Investing in other investment companies and exchange-traded funds (“ETFs”) carries with it the risk that, by investing in another investment company or ETF, the fund, and therefore its shareholders, indirectly bear the fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company or ETF, in addition to the fees and expenses fund shareholders directly bear in connection with the fund’s own operations; and

•Stock market risk is the risk of broad stock market decline or decline in particular holdings.

Performance | No performance information is presented because the fund had not completed a full year of operation prior to the date of this Prospectus. In the future, performance information will be presented in this section. To obtain more current performance data as of the most recent month-end, please visit our website at eagleasset.com.

Investment Adviser | Eagle Asset Management, Inc., is the fund’s investment adviser.

Subadviser | ClariVest Asset Management LLC (“ClariVest”) serves as the subadviser to the fund.

Portfolio Managers | David R. Vaughn, CFA® and Stacey R. Nutt, Ph.D, are Co-Portfolio Managers of the fund. Mr. Vaughn has been responsible for the day-to-day management of the fund since its inception in February 2013. Mr. Nutt, Chief Investment Officer, Chief Executive Officer and Portfolio Manager of ClariVest, provides strategic direction and oversight for the investment process for the fund and has been a Portfolio Manager of the fund since June 2013. Alex Turner, CFA®, has served as Assistant Portfolio Manager of the fund since its inception.

Purchase and sale of fund shares | You may purchase, redeem, or exchange Class A, C and I shares of the fund on any business day through your financial intermediary, by mail at Eagle Family of Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701 (for regular mail) or 615 East Michigan Street, Third Floor, Milwaukee, WI, 53202 (for overnight service), or by telephone (800.421.4184). In Class A and Class C shares, the minimum purchase amount is $1,000 for regular accounts, $500 for retirement accounts and $50 through a periodic investment program, with a minimum subsequent investment plan of $50 per month. For individual investors, the minimum initial purchase for Class I shares is $2,500,000, while fee-based plan sponsors set their own minimum requirements. Class R-3 and Class R-5 shares can only be purchased through a participating retirement plan and the minimum initial purchase for Class R-3 shares and Class R-5 shares is set by the plan administrator. Class R-6 shares can only be purchased through a qualifying retirement plan or Section 529 college savings plan. To be eligible, shares must be held through plan administrator level or omnibus accounts held on the books of the fund. The minimum initial purchase amount for individual investors is set by the plan administrator.

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Eagle International Stock Fund
Summary Prospectus | 2.28.2013 As Supplemented 7.1.2013

Tax information | The dividends you receive from the fund will be taxed as ordinary income or net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case you may be subject to federal income tax on withdrawals from such tax-deferred arrangement.

Payments to broker-dealers and other financial intermediaries | If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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